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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22445

Pinnacle Capital Management Funds Trust
(Exact name of registrant as specified in charter)

100 Limestone Plaza Fayetteville, NY	13066
(Address of principal executive offices)	(Zip code)

Capital Services, Inc. 615 S. Dupont Hwy. Dover, DE 19901
(Name and address of agent for service)

With a copy to:

Benjamin V. Mollozzi
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Registrant's telephone number, including area code:	(315) 234-9716

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

1789 Growth and Income Fund

Class P Shares	(PSEPX)

Class C Shares	(PSECX)

ANNUAL REPORT

October 31, 2017

1789 GROWTH AND INCOME FUND LETTER TO SHAREHOLDERS	December, 2017

Review and Outlook

This Letter to Shareholders of the 1789 Growth and Income Fund (the “Fund”) covers the fiscal year from November 1, 2016 through October 31, 2017. As a refresher, this period began several days before the Presidential Election. Since then, we’ve experienced a significant advance in equity markets, with the S&P 500 returning 23.63% during the fiscal year. In addition, this advance has been characterized by historically low volatility.

Looking back at the year, it seems to us that the election of Donald Trump to the Presidency has had a significant impact, though that impact may not be what many are thinking. We have no doubt that President Trump has been perceived as a pro-business President, and this has had a very positive influence on the markets. But through the first year of his presidency there have been very few legislative successes. It is true that as of the writing of this Letter to Shareholders, tax reform of some sort seems imminent. However, that would not fully explain the steady growth of the markets over the course of the Fund’s fiscal year. Instead, we interpret his election as a change in mindset. When the conventional wisdom was that Hillary Clinton would win the election, it is our belief that individuals, investors, and businesses were largely resigned to her policy approaches - assuming that government regulation and intervention in markets would be solidified. Donald Trump’s election was, in our opinion, as much a realization that increasing regulation and intervention was not inevitable. This gave confidence to businesses and investors alike. Notwithstanding the lack of legislative successes, the change in tone set the stage for continued economic growth. We are not arguing that all of Trump’s policies and general approach are correct or even beneficial. We are arguing that the perception that he would not be detrimental to business in general has translated into gains in the real economy.

As the economy has expanded, the Federal Reserve has raised its benchmark Federal Funds Target Rate. There were three 25 basis point increases during the Fund’s fiscal year, and it now stands at 1.25%. Though the short rate has advanced, and is likely to continue to advance, longer term rates have been more stubborn. During this same time period, the 10 year U.S. Treasury bond yield has only advanced 55 basis points from 1.83% to 2.38%. We think the stubbornness of longer rates is due to the market’s perception that inflation will stay low. While we agree with this perception that inflation will remain low, and indeed the U.S. CPI advanced only 2.0% in the 12 months ended October 31, 2017, we do not think long rates accurately reflect the level of inflation and economic growth. Our work on historical interest rates suggests that during an economic expansion, the 10 year U.S. Treasury yield tends to hover around the nominal GDP growth level. With nominal GDP growing at 5.4% for the third quarter of 2017 and 4.2% since the third quarter of 2016, the 10 year Treasury yield is clearly lower than what we would have expected by historical standards. As a result, we have been in an ideal environment for stock gains. Economic growth has remained solid which has led to respectable earnings growth while interest rates have remained muted which have contributed to generous valuations on those earnings.

The good news going forward is that we expect economic growth to continue while interest rates remain, for the time being, below the level implied by economic growth and the level of inflation.

Low interest rates have also contributed to a divergence between growth stocks and value stocks. For the year ended October 31, 2017, the Russell 1000 Growth Index advanced 29.71% while the Russell 1000 Value Index advanced 17.78%. This 10+ percentage point difference is partially explained by the market’s current preference for top line growth, especially when the term “disruption” can be applied. But it is also partially explained by low interest rates. The market is a discounting mechanism, so the lower the discount rate, the more valuable earnings in the distant future become. As growth stocks are generally projected to have higher earnings in the distant future, a low interest rate environment tends to favor such stocks. It is our opinion that the balance has extended too far in favor of such growth stocks, and that they are more likely to be susceptible to any increases in interest rates.

Asset Allocation

The Fund closed its fiscal year with equities, fixed income (including mutual funds invested primarily in fixed income securities), and cash & equivalents totaling 78.7%, 17.4%, and 4.1% of the Fund’s net assets, respectively. The Fund’s asset allocation may change within the guidelines of the Fund’s objectives if we believe it is warranted by circumstances.

While the Fund has been invested in securities other than common equities, the Fund’s benchmark is the S&P 500 which returned 23.63% for the year ended October 31, 2017. We also provide in the Performance Information section of this Annual Report an additional benchmark consisting of 60% S&P 500 and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “60%/40% benchmark”). The 60%/40% benchmark returned 14.08% for the Fund’s fiscal year. The Fund’s performance for the fiscal year lagged both benchmarks with Class C shares, and Class P shares returning 5.62% and 6.73%, respectively. The Fund’s underperformance vs. the S&P 500 can be attributed partially to the Fund’s allocation to fixed income and cash. A more significant factor, as well as the Fund’s performance vs. the 60%/40% benchmark, was the performance of individual stocks within the equity allocation.

Equity Strategy

As discussed above, performance of equities within the Fund underperformed the S&P

500. While there were mixed performance results in most sectors, the Fund benefited in general from strong performance of the Fund’s holdings in the materials, information technology and industrial sectors. This was more than offset by weak performance in the health care, utility, consumer discretionary and consumer staples sectors.

Drilling down to specific companies, the five stocks with the highest returns for the Fund’s fiscal year were Apple, Inc., CACI International, Inc. - Class A, Intuit, Inc., Xylem, Inc., and MSA Safety Inc. These stocks returned 51.53%, 46.91%, 40.43%, 39.50%

and 39.12%,respectively. It is noteworthy that these stocks were all of the information technology and industrial sectors. Performance for all five of these companies can be attributed to strong earnings results and expanding multiples on the stocks. Within the industrials sector ITT, Inc. and FedEx Corporation also outperformed the S&P 500, while United Technologies Corporation contributed positively to the Fund’s results with a 19.96% return. Unfortunately, the sector performance was negatively impacted by the results of General Electric Company that returned -28.35%. General Electric’s poor performance was a result of a combination of weak operating results, revelations regarding wasteful spending upon the CEO’s retirement, and a sentiment that the new CEO’s turnaround plan was not encompassing enough.

Both of the Fund’s holding in the materials sector, DowDuPont, Inc. and Eastman Chemical Company outperformed the Fund’s benchmark, with the former returning 38.35% and the latter returning 29.50% for the Fund’s fiscal year. DowDuPont is the result of the merger of The Dow Chemical Company (which the Fund held prior to the merger) and E.I. du Pont de Nemours & Company. The two companies completed the merger first announced in December 2015. The combined firm intends to split into three separate companies along business segments. Each of these companies should be in a very strong position to compete going forward.

If the above mentioned companies had been all of the Fund’s holdings during the year, performance clearly would have been much better. However, performance relative to the Fund’s benchmark was more than offset by poor performance among several stocks and several sectors.

Aside from the performance of Bristol-Myers Squibb Company, which returned 24.42% during the year, the rest of the Fund’s health care holdings resulted in negative returns. The losses were led by Teva Pharmaceutical Industries Ltd. which returned a negative 64.25% for the fiscal year through October 19th when the position was sold. Mylan N.V. also had a loss of 3.39% for the year as it continues to be hampered by weakness in the generic drug segment and negativity associated with its pricing of its EpiPen product. Ironically, part of Teva’s loss was accelerated when Mylan received clearance to sell a competitor to Teva’s most profitable drug. We think Mylan is extremely well positioned going forward.

With a few exceptions, our consumer sectors - both discretionary and staples companies - produced disappointing results. Within the consumer staples sector, Unilever plc did return 39.09%, and Embotelladora Andina S.A. had single digit positive returns; but Mondelēz International, Inc., CVS Health Corporation, Kellogg Company, The Kroger Company, and BRF S.A. (sold in March 2017) all posted losses for the fiscal year - the largest being Kroger which returned a negative 32.07%. All of these companies were pressured by slowing growth and increasing competition, especially in the U.S. Additionally, both Kroger and CVS were negatively impacted by Amazon.com, Inc.’s purchase of Whole Foods Market, Inc., as investors felt Amazon would drive pricing down further in the grocery business and then repeat the process in the drug store business. While Amazon does represent both actual and potential future competition, we think the reactions have been overdone.

Within the consumer discretionary sector, both Ford Motor Company and Tenneco, Inc. produced positive returns (10.36% and 6.87%, respectively) that nonetheless lagged the Fund’s benchmark. Despite strong financial result, these lagging returns reflect the market’s concern that auto sales, and hence profits, will plunge. We think the market is being overly pessimistic in both cases.

Our two utility holdings at the beginning of the year performed in opposite directions. Exelon Corporation returned 22.62% for the Fund’s fiscal year following a 28.15% return in the 2016 fiscal year. SCANA Corporation’s stock, on the other hand, fell sharply when the construction company building a plant for it collapsed and fell into bankruptcy. Not only did SCANA not have the funds to complete the project, but questions arose as to whether they would be allowed to recover costs incurred from rate payers. As a result, we eliminated the position from the Fund in late September, having realized a negative 29.90% return during the Fund’s fiscal year.

The Fund’s telecommunication services holdings, AT&T, Inc. and Verizon Communications, Inc., posted disappointing returns as well. Verizon returned 4.40% for the Fund’s fiscal year while AT&T returned negative 3.89%. The market is concerned with the level of competition in the market, but seems to ignore both 1) the value of their “pipes” which carry much of the data, voice and video across the internet and 2) the value of their content properties.

Fixed Income Strategy

As we explained in our prior two annual Letter to Shareholders, we have believed that interest rates were too low, and that the economic expansion in this country was not likely to be derailed any time soon. As we have stated in the past, in order to garner higher levels of income, our choices are between taking on the risk of generally rising interest rates and credit risk emanating from general economic factors and issuers’ own circumstances. We have chosen to weight the Fund’s exposure towards taking on more credit risk and limiting exposure to longer maturities. To that extent, the Fund at fiscal year-end held no individual bonds with a maturity in excess of 10 years.

Most of the Fund’s individual fixed income securities are rated by S&P and / or Moody’s between BBB- and BBB+. The Fund does hold two mutual funds, the DoubleLine Total Return Bond Fund - Class I (the “DoubleLine Fund”) and the BlackRock Floating Rate Income Strategies Fund, Inc. (the “BlackRock Floating Rate Fund”). We’ve chosen to utilize funds such as these because both funds have exposure to below investment grade, or “junk,” bonds. We favor exposure to such securities, though we also believe diversification is of the utmost importance. We believe we can achieve better diversification and lower cost through the use of mutual funds than if we attempted to purchase similar underlying securities directly for the Fund. The DoubleLine Fund’s exposure to such below investment grade securities was 12.7% of its portfolio as of October 31, 2017 while 10.9% of its portfolio was unrated. The BlackRock Floating Rate Fund’s portfolio consisted almost entirely of below investment grade securities. As of September 30, 2017 (the last date for which we have detailed information), 95.7% of the BlackRock Floating Rate Fund’s portfolio consisted of such securities with another 3.5% being unrated. Both of these funds have short durations.

The BlackRock Floating Rate Fund also invests in short term loans whose interest rates vary with variable interest rates. To that extent we hope to benefit the Fund’s portfolio if interest rates should rise. During the Fund’s fiscal year, the Black Rock Floating Rate Fund returned 9.96% while DoubleLine Fund returned 2.04%.

The Fund had three bonds mature in the most recent fiscal year including a Treasury note which matured in December 2016. Additionally, a Verizon Communications, Inc. bond with a maturity date of April 2018 was called in April 2017. On the buy side, the Fund purchased bonds of Ford Motor Credit Company, LLC and The Dun & Bradstreet Corporation. These bonds mature in 2024 and 2020, respectively, keeping with our current strategy of keeping maturities well within the ten year range.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-888-229-9448.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888- 229-9448 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Pinnacle Investments, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

1789 GROWTH AND INCOME FUND - CLASS P
PERFORMANCE INFORMATION
October 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class P, Standard & Poor’s 500 Index
and 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended October 31, 2017)
	One Year	Three Years	Since Inception(b)
1789 Growth and Income Fund - Class P (a)	6.73%	3.11%	6.57%
Standard & Poor’s 500 Index	23.63%	10.77%	13.46%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	14.08%	7.50%	9.38%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was August 26, 2013.

1789 GROWTH AND INCOME FUND - CLASS C
PERFORMANCE INFORMATION
October 31, 2017 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
1789 Growth and Income Fund - Class C, Standard & Poor’s 500 Index
and 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns (for periods ended October 31, 2017)
	One Year	Three Years	Five Years	Since Inception(b)
1789 Growth and Income Fund - Class C - Without CDSC (a)	5.62%	2.07%	6.78%	5.13%
1789 Growth and Income Fund - Class C - With CDSC (a)	4.62%	2.07%	6.78%	5.13%
Standard & Poor’s 500 Index	23.63%	10.77%	15.18%	13.20%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	14.08%	7.50%	9.88%	9.30%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was January 21, 2011.

1789 GROWTH AND INCOME FUND
PORTFOLIO INFORMATION
October 31, 2017 (Unaudited)

Asset Allocation (% of Total Investments)

Sector Diversification vs. S&P 500 Index (% of Common Stocks)

Top Ten Holdings

Security Description	% of Net Assets
Apple, Inc.	4.1%
DowDuPont, Inc.	3.9%
Xylem, Inc.	3.6%
BlackRock Floating Rate Income Strategies Fund, Inc.	3.6%
Eastman Chemical Company	3.2%
DoubleLine Total Return Bond Fund - Class I	3.0%
United Technologies Corporation	3.0%
MSA Safety, Inc.	2.9%
Aflac, Inc.	2.8%
Mondelēz International, Inc. - Class A	2.7%

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS October 31, 2017
COMMON STOCKS — 78.7%	Shares	Value
Consumer Discretionary — 6.6%
Auto Components — 2.4%
Tenneco, Inc.	5,050	$293,456

Automobiles — 2.6%
Ford Motor Company	25,124	308,271

Media — 1.6%
Walt Disney Company (The)	2,011	196,696

Consumer Staples — 15.2%
Beverages — 1.7%
Embotelladora Andina S.A. - Class B - ADR	6,553	200,260

Food & Staples Retailing — 4.0%
CVS Health Corporation	4,117	282,138
Kroger Company (The)	9,491	196,464
		478,602
Food Products — 7.1%
Kellogg Company	3,886	242,992
Mondelēz International, Inc. - Class A	7,867	325,929
Unilever plc - ADR	5,187	293,843
		862,764
Household Products — 2.4%
Clorox Company (The)	2,304	291,525

Energy — 3.5%
Oil, Gas & Consumable Fuels — 3.5%
Exxon Mobil Corporation	3,272	272,721
Hess Corporation	3,375	149,040
		421,761
Financials — 5.1%
Consumer Finance — 2.3%
FirstCash, Inc.	4,291	273,980

Insurance — 2.8%
Aflac, Inc.	4,071	341,517

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 78.7% (Continued)	Shares	Value
Health Care — 6.1%
Pharmaceuticals — 6.1%
Bristol-Myers Squibb Company	3,968	$244,667
Merck & Company, Inc.	4,613	254,130
Mylan N.V. (a)	6,653	237,579
		736,376
Industrials — 16.0%
Aerospace & Defense — 3.0%
United Technologies Corporation	3,007	360,118

Air Freight & Logistics — 2.2%
FedEx Corporation	1,163	262,617

Commercial Services & Supplies — 2.9%
MSA Safety, Inc.	4,374	347,733

Industrial Conglomerates — 1.7%
General Electric Company	10,386	209,382

Machinery — 6.2%
ITT, Inc.	6,603	307,964
Xylem, Inc.	6,562	436,571
		744,535
Information Technology — 12.7%
Communications Equipment — 1.5%
Plantronics, Inc.	4,032	182,892

IT Services — 4.2%
CACI International, Inc. - Class A (a)	1,413	203,119
Fidelity National Information Services, Inc.	3,312	307,220
		510,339
Semiconductors & Semiconductor Equipment — 0.9%
Intel Corporation	2,326	105,810

Software — 2.0%
Intuit, Inc.	1,636	247,069

Technology Hardware, Storage & Peripherals — 4.1%
Apple, Inc.	2,901	490,385

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 78.7% (Continued)	Shares	Value
Materials — 7.1%
Chemicals — 7.1%
DowDuPont, Inc.	6,544	$473,197
Eastman Chemical Company	4,272	387,940
		861,137
Telecommunication Services — 4.2%
Diversified Telecommunication Services — 4.2%
AT&T, Inc.	6,730	226,465
Verizon Communications, Inc.	5,703	273,002
		499,467
Utilities — 2.2%
Electric Utilities — 2.2%
Exelon Corporation	6,707	269,688

Total Common Stocks (Cost $7,545,261)		$9,496,380

CORPORATE BONDS — 10.8%	Coupon	Maturity	Par Value	Value
Consumer Discretionary — 4.9%
Advanced Auto Parts, Inc.	4.500%	01/15/22	$200,000	$211,409
Marriott International, Inc.	3.250%	09/15/22	200,000	203,381
Under Armour, Inc.	3.250%	06/15/26	200,000	179,304
				594,094
Consumer Staples — 0.9%
Kroger Company (The)	3.850%	08/01/23	100,000	103,914

Energy — 0.8%
Hess Corporation	3.500%	07/15/24	100,000	99,579

Financials — 1.2%
Ford Motor Credit Company, LLC	3.810%	01/09/24	100,000	102,581
HSBC Finance Corporation	5.600%	02/15/18	42,000	42,456
				145,037
Health Care — 1.3%
Becton, Dickinson and Company	3.734%	12/15/24	147,000	151,074

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 10.8% (Continued)	Coupon	Maturity	Par Value	Value
Information Technology — 1.7%
Dun & Bradstreet Corporation (The)	4.250%	06/15/20	$200,000	$207,031

Total Corporate Bonds (Cost $1,300,584)				$1,300,729

CLOSED-END FUNDS — 3.6%	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc. (Cost $444,406)	30,437	$435,553

OPEN-END FUNDS — 3.0%	Shares	Value
DoubleLine Total Return Bond Fund - Class I (Cost $375,000)	34,296	$365,935

MONEY MARKET FUNDS — 4.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.92% (b) (Cost $498,830)	498,830	$498,830

Total Investments at Value — 100.2% (Cost $10,164,081)		$12,097,427

Liabilities in Excess of Other Assets — (0.2%)		(20,551)

Net Assets — 100.0%		$12,076,876

ADR — American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of October 31, 2017.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2017
ASSETS
Investments in securities:
At cost	$10,164,081
At value (Note 2)	$12,097,427
Dividends and interest receivable	33,657
TOTAL ASSETS	12,131,084

LIABILITIES
Payable for capital shares redeemed	18,500
Accrued investment advisory fees (Note 4)	7,770
Accrued service fees (Note 4)	2,135
Accrued distribution plan fees (Note 4)	25,803
TOTAL LIABILITIES	54,208

NET ASSETS	$12,076,876

Net assets consist of:
Paid-in capital	$10,556,598
Undistributed net investment income	7,496
Accumulated net realized losses from investment transactions	(420,564)
Net unrealized appreciation on investments	1,933,346
NET ASSETS	$12,076,876

PRICING OF CLASS P SHARES
Net assets applicable to Class P shares	$3,753,401
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	297,911
Net asset value, offering price and redemption price per share (Note 2)	$12.60
Short-term redemption price per share (Note 2) (a)	$12.47

PRICING OF CLASS C SHARES
Net assets applicable to Class C shares	$8,323,475
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	663,706
Net asset value, offering price and redemption price per share (Note 2)	$12.54
Short-term redemption price per share (Note 2) (a)	$12.41
Redemption price per share with CDSC fee (Note 2) (a)(b)	$12.28

(a)	The Fund imposes a 1.00% redemption fee on shares redeemed within 60 days of purchase.
(b)
A contingent deferred sales charge (“CDSC”) of 1.00% is charged on Class C shares redeemed within one year of purchase. Redemption price per share is equal to net asset value less any redemption fee or CDSC.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2017
INVESTMENT INCOME
Dividends (net foreign withholding taxes of $1,233)	$267,420
Interest	49,051
TOTAL INVESTMENT INCOME	316,471

EXPENSES
Investment advisory fees (Note 4)	91,860
Distribution fees, Class A (Note 4)	2,702
Distribution fees, Class C (Note 4)	85,563
Service fees (Note 4)	29,395
Trustees’ fees (Note 4)	2,500
TOTAL EXPENSES	212,020

NET INVESTMENT INCOME	104,451

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(296,609)
Net change in unrealized appreciation (depreciation) on investments	864,552
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	567,943

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$672,394

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016
FROM OPERATIONS
Net investment income	$104,451	$66,671
Net realized losses from investment transactions	(296,609)	(114,934)
Net change in unrealized appreciation (depreciation) on investments	864,552	157,231
Net increase in net assets resulting from operations	672,394	108,968

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net investment income:
Class P	(46,171)	(21,159)
Class A	(10,135)	(9,941)
Class C	(47,899)	(30,811)
From net realized gains on investments:
Class P	—	(68,429)
Class A	—	(39,026)
Class C	—	(369,282)
Decrease in net assets from distributions to shareholders	(104,205)	(538,648)

FROM CAPITAL SHARE TRANSACTIONS (Notes 1 and 5)
CLASS P
Proceeds from shares sold	316,007	470,512
Shares exchanged from Class A	1,935,540	—
Net asset value of shares issued in reinvestment of distributions	42,020	78,917
Payments for shares redeemed	(461,552)	(177,649)
Net increase in net assets from Class P shares capital share transactions	1,832,015	371,780

CLASS A
Proceeds from shares sold	882,866	188,324
Net asset value of shares issued in reinvestment of distributions	10,135	48,967
Proceeds from redemption fees collected (Note 2)	38	—
Payments for shares redeemed	(22,309)	(17,984)
Shares exchanged for Class P	(1,935,540)	—
Net increase (decrease) in net assets from Class A shares capital share transactions	(1,064,810)	219,307

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Year Ended October 31, 2017	Year Ended October 31, 2016
CLASS C
Proceeds from shares sold	$456,856	$486,427
Net asset value of shares issued in reinvestment of distributions	42,096	348,809
Proceeds from redemption fees collected (Note 2)	—	6
Payments for shares redeemed	(1,039,277)	(609,950)
Net increase (decrease) in net assets from Class C shares capital share transactions	(540,325)	225,292

TOTAL INCREASE IN NET ASSETS	795,069	386,699

NET ASSETS
Beginning of year	11,281,807	10,895,108
End of year	$12,076,876	$11,281,807

UNDISTRIBUTED NET INVESTMENT INCOME	$7,496	$7,250

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS P FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each period:
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net asset value at beginning of period	$11.99	$12.46	$12.98	$11.94	$11.22

Income (loss) from investment operations:
Net investment income	0.20 (b)	0.17 (b)	0.18 (b)	0.12	0.00	(b)(c)
Net realized and unrealized gains (losses) on investments	0.60	0.05	(0.10)	1.28	0.72
Total from investment operations	0.80	0.22	0.08	1.40	0.72

Less distributions:
From net investment income	(0.19)	(0.15)	(0.32)	—	—
From net realized gains on investments	—	(0.54)	(0.28)	(0.36)	—
Total distributions	(0.19)	(0.69)	(0.60)	(0.36)	—

Proceeds from redemption fees collected (Note 2)	—	—	0.00 (c)	—	—

Net asset value at end of period	$12.60	$11.99	$12.46	$12.98	$11.94

Total return (d)	6.73%	2.01%	0.67%	11.87%	6.45	%(e)

Net assets at end of period (000's)	$3,753	$1,836	$1,531	$1,791	$23

Ratio of total expenses to average net assets	1.01%	1.01%	1.01%	1.00%	0.99	%(f)

Ratio of net investment income to average net assets	1.58%	1.38%	1.41%	1.47%	0.17	%(f)

Portfolio turnover rate	7%	5%	23%	29%	26	%(e)

(a)	Represents the period from the commencement of operations (August 26, 2013) through October 31, 2013.
(b)	Net investment income per share is based on average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share.
(d)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.
(f)	Annualized.
See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND - CLASS C FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year:
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net asset value at beginning of year	$11.94	$12.42	$12.82	$11.91	$10.11

Income (loss) from investment operations:
Net investment income	0.07 (a)	0.05 (a)	0.05 (a)	0.02	0.01 (a)
Net realized and unrealized gains (losses) on investments	0.60	0.05	(0.09)	1.25	1.79
Total from investment operations	0.67	0.10	(0.04)	1.27	1.80

Less distributions:
From net investment income	(0.07)	(0.04)	(0.08)	—	—
From net realized gains on investments	—	(0.54)	(0.28)	(0.36)	—
Total distributions	(0.07)	(0.58)	(0.36)	(0.36)	—

Proceeds from redemption fees collected (Note 2)	—	0.00 (b)	0.00 (b)	0.00 (b)	—

Net asset value at end of year	$12.54	$11.94	$12.42	$12.82	$11.91

Total return (c)	5.62%	1.02%	(0.32%)	10.79%	17.80%

Net assets at end of year (000's)	$8,323	$8,448	$8,553	$8,915	$6,943

Ratio of total expenses to average net assets	2.01%	2.01%	2.01%	2.00%	1.99%

Ratio of net investment income to average net assets	0.58%	0.40%	0.39%	0.22%	0.12%

Portfolio turnover rate	7%	5%	23%	29%	26%

(a)	Net investment income per share is based on average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown exclude the effect of applicable sales loads and do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2017

1. ORGANIZATION

1789 Growth and Income Fund (the “Fund”) is a diversified series of Pinnacle Capital Management Funds Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on July 6, 2010.

The Fund seeks total return comprised of current income, growth of income, and capital appreciation.

The Fund currently offers two classes of shares: Class P shares (sold without any sales loads, distribution or service fees); and Class C shares (sold subject to a contingent deferred sales charge (“CDSC”) of 1.00% if the shares are redeemed within one year after the original purchase of the shares and a distribution and/or service fee of up to 1.00% of the Fund’s average daily net assets attributable to Class C shares). Prior to June 29, 2017, the Fund offered three classes of shares, including Class A shares (sold subject to an initial maximum front-end sales load of 5.25% and a distribution fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares). On June 29, 2017, all existing Class A shares were converted into Class P shares at the Class P net asset value per share as of June 28, 2017, which was $12.67. After June 29, 2017, Class A Shares were no longer offered by the Fund.

Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees and (2) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X which will impact financial statement presentation, particularly the presentation of derivative investments. The Fund has adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

SECURITIES VALUATION: The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Equity securities, including common stocks and closed-end funds, generally are valued using market quotations, but may be valued on the basis of prices furnished by a pricing service when Pinnacle Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value as reported by such companies. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy. When quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities, including corporate bonds, typically are valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When the Adviser decides that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from the pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities

●
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly; these inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

●
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments measured as of October 31, 2017 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$9,496,380	$—	$—	$9,496,380
Corporate Bonds	—	1,300,729	—	1,300,729
Closed-End Funds	435,553	—	—	435,553
Open-End Funds	365,935	—	—	365,935
Money Market Funds	498,830	—	—	498,830
Total	$10,796,698	$1,300,729	$—	$12,097,427

Refer to the Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of October 31, 2017, the Fund did not have any transfers into or out of any Level. In addition, the Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of October 31, 2017. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The offering price of Class C shares and Class P shares is equal to the net asset value per share. The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class C shares are subject to a CDSC of 1.00% on shares redeemed within one year of purchase and shares of each class are generally subject to a redemption fee of 1.00%, payable to the applicable class, if redeemed within 60 days or less from the date of purchase. During the years ended October 31, 2017 and 2016, proceeds from redemption fees, recorded in capital, totaled $38 and $0, respectively, for Class A Shares; and $0 and $6, respectively, for Class C shares. No redemption fees were collected with respect to Class P shares during the years ended October 31, 2017 and 2016.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTMENT INCOME: Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

ALLOCATION BETWEEN CLASSES: Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended October 31, 2017 and 2016 are as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total
Class P	10/31/2017	$ 46,171	$ —	$ 46,171
	10/31/2016	$ 21,928	$ 67,660	$ 89,588
Class A	10/31/2017	$ 10,135	$ —	$ 10,135
	10/31/2016	$ 10,379	$ 38,588	$ 48,967
Class C	10/31/2017	$ 47,899	$ —	$ 47,899
	10/31/2016	$ 34,979	$ 365,114	$ 400,093

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

FEDERAL INCOME TAX: The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from the prior year.

The following information is computed on a tax basis for each item as of October 31, 2017:

Cost of portfolio investments	$10,172,196
Gross unrealized appreciation	$2,383,564
Gross unrealized depreciation	(458,333)
Net unrealized appreciation	1,925,231
Undistributed ordinary income	7,496
Accumulated capital and other losses	(412,449)
Distributable earnings	$1,520,278

The difference between the federal income tax cost and the financial statement cost of the Fund’s portfolio investments is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

As of October 31, 2017, the Fund had a short-term and a long-term capital loss carryforward of $78,479 and $333,970, respectively, for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2014 through October 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will change materially in the next twelve months.

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

3. INVESTMENT TRANSACTIONS

During the year ended October 31, 2017, the cost of purchases and the proceeds from sales and maturities of investment securities, other than U.S. Government securities and short-term securities, totaled $1,207,272 and $875,144, respectively.

4. TRANSACTIONS WITH RELATED PARTIES

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Pinnacle Investments, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

INVESTMENT MANAGER: Under the terms of an Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board of Trustees. Under the Investment Management Agreement, the Adviser furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services, the Adviser receives an investment advisory fee at the rate of 0.75% per annum of the Fund’s average daily net assets.

Under a Services Agreement, the Adviser is obligated to pay all of the operating expenses of the Fund, excluding advisory fees, brokerage fees and commissions, distribution fees, taxes, borrowing costs, fees and expenses of non-interested Trustees of the Trust, dividend expense on securities sold short, the fees and expenses of acquired funds and extraordinary expenses. Under the Services Agreement, the Adviser receives a service fee at the rate of 0.24% per annum of the Fund’s average daily net assets.

DISTRIBUTOR: The Distributor is an affiliate of the Adviser and serves as the principal underwriter and distributor of the Fund’s shares pursuant to an agreement with the Trust. The Distributor promotes and sells shares of the Fund on a continuous basis. During the year ended October 31, 2017, the Distributor earned fees of $2,603 from underwriting and broker commissions on the sale of Class A shares of the Fund. In addition, the Distributor collected $415 in CDSCs on redemptions of Class C shares of the Fund.

DISTRIBUTION PLAN: The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Pursuant to the Plan, Class C shares (and, prior to June 29, 2017, Class A shares) may pay brokers for activities primarily intended to result in the sale of shares. The annual limitation for payment of expenses pursuant to the Plan is

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

0.25% of average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares. During the year ended October 31, 2017, Class A shares and Class C shares incurred distribution fees of $2,702 and $85,563, respectively.

TRUSTEE COMPENSATION: Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $250 for each in-person Board meeting attended and $150 for each telephonic Board meeting attended.

OTHER SERVICE PROVIDERS: The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended October 31, 2017	Year Ended October 31, 2016
CLASS P SHARES	Shares	Shares
Shares sold	25,469	38,379
Shares issued in connection with exchange of Class A shares	152,748	—
Shares issued in reinvestment of dividends	3,351	6,752
Shares redeemed	(36,730)	(14,891)
Net increase in shares outstanding	144,838	30,240
Shares outstanding, beginning of year	153,073	122,833
Shares outstanding, end of year	297,911	153,073

	Year Ended October 31, 2017	Year Ended October 31, 2016
CLASS A SHARES	Shares	Shares
Shares sold	70,750	15,498
Shares issued in reinvestment of dividends	816	4,201
Shares redeemed	(1,790)	(1,510)
Shares exchanged for Class P shares	(153,180)	—
Net increase (decrease) in shares outstanding	(83,404)	18,189
Shares outstanding, beginning of year	83,404	65,215
Shares outstanding, end of year	—	83,404

1789 GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended October 31, 2017	Year Ended October 31, 2016
CLASS C SHARES	Shares	Shares
Shares sold	36,740	39,825
Shares issued in reinvestment of dividends	3,375	30,119
Shares redeemed	(84,092)	(50,698)
Net increase (decrease) in shares outstanding	(43,977)	19,246
Shares outstanding, beginning of year	707,683	688,437
Shares outstanding, end of year	663,706	707,683

6. PRINCIPAL OWNER OF FUND SHARES

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2017, approximately 79% of the outstanding shares of the Fund are owned by First Clearing, LLC (“First Clearing”), for the benefit of its customers.

7. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

1789 GROWTH AND INCOME FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of 1789 Growth & Income Fund and
Board of Trustees of Pinnacle Capital Management Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of 1789 Growth & Income Fund (the “Fund”), a series of Pinnacle Capital Management Funds Trust, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of 1789 Growth & Income Fund as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 15, 2017

1789 GROWTH AND INCOME FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, possibly including contingent deferred sales loads and redemption fees, and (2) ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable to your class) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables that follow are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (May 1, 2017) and held until the end of the period (October 31, 2017).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

1789 GROWTH AND INCOME FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expense Ratio (a)	Expenses Paid During Period (b)
Class P
Based on Actual Fund Return	$1,000.00	$1,067.30	1.01%	$5.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.11	1.01%	$5.14
Class C
Based on Actual Fund Return	$1,000.00	$1,056.20	2.01%	$10.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.07	2.01%	$10.21

(a)	Annualized, based on the most recent one-half year expenses for the Class.
(b)	Expenses are equal to the annualized expense ratio of the Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1789 GROWTH AND INCOME FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-229-9448, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-229-9448. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FEDERAL TAX INFORMATION (Unaudited)

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2017 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address(1), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Joseph Reagan, MD, 1951	Trustee	Since 2010	Anesthesiologist, Anesthesia Group of Onondaga, PC; Adjunct Professor, Cornell University’s Sloan School of Management; Practice Consultant, Community General Hospital’s Anesthesia Group.	1	None
Mark E. Wadach 1951	Trustee	Since 2014	Sales Representative for Upstate Utilities Inc. (utilities, telecom and cellular), 2007 to present.	1	NYSA Series Trust (registered investment comapny)
Interested Trustee
Michael Cuddy (2) 1953	Trustee	Since 2010	First Vice President, Financial Advisor, Pinnacle Investments, LLC (Broker-Dealer, Registered Investment Adviser), 2009 to present.	1	None

1789 GROWTH AND INCOME FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address(1), and Year of Birth	Position(s) with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers
Cortland Schroder 1965	President, Chief Executive Officer and Secretary	Since 2014
Chief Marketing Officer, Pinnacle Holding Co., LLC, July 2014 to present; Chief Marketing Officer, Pinnacle Capital Management, March 2014 to July 2014; Employment Transition Consultant (self employed), March 2013 to March 2014; Assoc. Director, Employer & External Relations at Colgate University (relationship management with business, banking and finance alumni/employers), 2004 to 2013.

Paul Tryon, CFA 1975	Treasurer and Chief Financial Officer	Since 2017	Principal, Senior Portfolio Manager, Pinnacle Capital Management, LLC, 2016 to present; Director of Investments, Emerson Investment Management, 2011 to 2016.
Kevin McClelland 1986	Chief Compliance Officer	Since 2012 (CCO Since 2013)	Chief Compliance Officer (previously Chief Operating Officer), Pinnacle Capital Management, LLC, 2010 to present.

(1)	The address of each Trustee and officer is c/o Pinnacle Capital Management Funds Trust, 100 Limestone Plaza, Fayetteville, New York 13066.
(2)	Considered an “interested person” as defined in Section 2(a)(19) of the 1940 Act by virtue of his affiliation with the Adviser.

Additional information about the Trustees and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-229-9448.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pinnacle Capital Management, LLC (the “Adviser”), 100 Limestone Plaza, Fayetteville, New York 13066, serves as the investment adviser to the 1789 Growth and Income Fund (the “Fund”). The Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. In addition to serving as the investment adviser to the Fund, the Adviser provides investment advisory services to individuals, corporations, pension funds, foundations, endowments, labor unions, insurance companies, healthcare organizations and governments.

The Adviser is subject to the oversight of the Fund and the Fund’s board of trustees (the “Board of Trustees”). The Adviser serves as investment adviser to the Fund pursuant to a written investment management agreement between the Adviser and the Fund dated November 19, 2010 (the “Advisory Agreement”). The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders, except by reason of its own willful misfeasance, bad faith or gross negligence, or from its reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement is terminable by the Fund at any time, without penalty, either by action of the Board of Trustees or upon a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser. The Advisory Agreement is also terminable by the Adviser with 60 days’ prior written notice to the Fund, and will terminate automatically in the event of its “assignment,” as defined in the Investment Company Act of 1940 (the “1940 Act”), including in the event of a change of control or sale of the Adviser. The Advisory Agreement continues in force until November 19, 2018, after which it may be continued from year to year thereafter only as long as such continuance is approved annually by (a) the vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”); or (b) the vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

The Board of Trustees, including a majority of the Independent Trustees voting separately, approved the continuance of the Advisory Agreement for an additional term of one year at an in-person meeting held on September 13, 2017. In the course of their deliberations, the Independent Trustees were advised by their independent legal counsel of their obligations in determining to approve the Advisory Agreement. The Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering whether to approve the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each Trustee weighed the various factors independently as he deemed appropriate. The Trustees considered the following matters, among other things, in connection with their approval of the Advisory Agreement.

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Nature, Extent and Quality of Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The Trustees specifically reviewed the qualifications, backgrounds, and responsibilities of the key personnel that oversee the investment management and day-to-day operations of the Fund. The Trustees noted that Mr. Fauer is responsible for the day-to-day management of the Fund and its portfolio. The Trustees considered that the Adviser has a staff of skilled investment professionals that provide research and trading services to the Fund and determined that the Adviser possesses adequate resources to manage the Fund. The Trustees also considered the Adviser’s compliance program and noted the resources it has dedicated towards compliance, including providing a qualified compliance officer to oversee its compliance program. The Trustees also considered the overall investment management capabilities of the Adviser and its ongoing financial commitment to the Fund. The Trustees considered the Adviser’s responsibilities with regards to brokerage selection and best execution and were mindful that the Adviser does not enter into any “soft dollar” arrangements on behalf of the Fund.

Investment Performance of the Fund

The Trustees compared the Fund’s returns to the returns of its benchmark, the S&P 500 Index, as well as to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index. The Trustees also compared the Fund’s performance to other domestic growth and income funds of similar size with similar investment styles, and the Adviser’s separately managed accounts that are managed in a similar investment style (the “Composite Returns”). In reviewing the comparative performance, the Board considered that the average annual total returns for the Fund’s Class C and P shares were both lower than the average and median returns for the year to date and one year periods ended July 31, 2017 of the Fund’s peer group, the “70% to 85% Equity” category as derived from Morningstar, Inc. The Board also considered the performance of the Fund’s returns (average and median) for the two classes, for the three-year period ended July 31, 2017 as compared to the Fund’s peer group. The Board noted that the average and median returns for both classes for the three-year period ended July 31, 2017 were lower than the Fund’s peer group average and median returns. The Board also noted that the Fund’s investment objective and strategy had changed in August of 2013 from a balanced fund to a growth and income fund and the impact of such change on the historical performance of the Fund. The Board also further discussed the conversion and closing of the Class A shares in 2017, and the impact of the conversion and closure of that class on the Fund.

Expenses

The Board considered statistical information regarding the Fund’s expense ratio and its various components, including the contractual advisory fee, to its peer group, as defined above. The Trustees noted that the overall expense ratios of the Fund’s Class C and P shares were higher than the average and median expense ratios for the peer group. The Board

1789 GROWTH AND INCOME FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

considered that, in return for a service fee paid by the Fund, the Adviser pays all operating expenses of the Fund excluding advisory fees; brokerage fees and commissions; fees paid pursuant to the Fund’s Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 fees”); taxes; borrowing costs; fees and expenses of the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), and the fees and expenses of acquired funds and extraordinary expenses. The Board further noted that the average asset size for funds in the peer group was over $6 billion in assets, whereas the Fund has a little over $12 million in net assets.

Investment Advisory Fee Rates

The Trustees reviewed and considered the proposed contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services. Additionally, the Trustees received and considered information comparing the Fund’s advisory fee rate with those of the other funds in its peer group, as defined above. The Trustees noted that the advisory fee rate for the Fund was higher than the median and average rates for the peer group presented. The Board again noted the difference in average asset size for funds in the same category as the Fund.

The Trustees reviewed the Adviser’s financial statements and discussed its financial condition. Mr. McClelland noted that, although the Adviser experienced an operating loss in 2016, the Distributor was quite profitable in 2016, and he referred the Trustees to the Distributor’s Statement of Financial Condition for the year ended December 31, 2016 which were included in the Board Materials. Mr. McClelland explained that the Adviser and the Distributor are both wholly owned subsidiaries of Pinnacle Holding Company, whose management remains fully committed to supporting the Adviser. The Trustees discussed the level of Fund assets necessary for the Adviser to break even, the projected profits of the Adviser, and the other ancillary benefits that the Adviser may receive by providing advisory services to the Fund. The Trustees further considered the Adviser’s commitment to grow assets in the Fund and the Adviser’s representation that it has adequate financial resources to continue to provide service to the Fund.

Economies of Scale

The Trustees noted that the investment advisory fee schedule for the Fund does not contain breakpoints, however the Trustees discussed the fact that the Fund’s assets have not grown to an extent that permits it to realize any meaningful economies of scale at this time. The Trustees observed that as the assets of the Fund grow, this factor will become more relevant to their consideration process.

Conclusion

The Trustees determined that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement, was fair and reasonable and that approval of the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

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INVESTMENT ADVISER
Pinnacle Capital Management, LLC
100 Limestone Plaza
Fayetteville, NY 13066

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bond Schoeneck & King PLLC
One Lincoln Center
110 West Fayette Street
Syracuse, NY 13202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

DISTRIBUTOR
Pinnacle Investments, LLC
507 Plum Street, Suite 120
Syracuse, NY 13204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,500 with respect to the registrant’s fiscal years ended October 31, 2017 and October 31, 2016, respectively.

(b)
Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,500 and $2,500 with respect to the registrant’s fiscal years ended October 31, 2017 and October 31, 2016, respectively. The services comprising these fees relate to tax preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
With respect to the fiscal years ended October 31, 2017 and October 31, 2016, aggregate non-audit fees of $2,500 and $2,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant. With respect to the fiscal years ended October 31, 2017 and October 31, 2016, aggregate non-audit fees of $11,500 and $12,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The registrant’s audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	See Schedule I (Investments in securities of unaffiliated issuers)

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pinnacle Capital Management Funds Trust

By (Signature and Title)*		/s/ Cortland H. Schroder
Cortland H. Schroder, President

Date	January 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Cortland H. Schroder
Cortland H. Schroder, President

Date	January 3, 2018

By (Signature and Title)*		/s/ Stephen J. Fauer
Stephen J. Fauer, Treasurer and Principal Financial Officer

Date	January 3, 2018

*	Print the name and title of each signing officer under his or her signature.